Exhibit 99.1

Cable ONE to Rebrand as Sparklight™

December 11, 2018 - Phoenix, Arizona -- (BUSINESS WIRE) – Cable One, Inc. (NYSE: CABO) today announced that it will be rebranding as Sparklight beginning in the summer of 2019.

“We are very excited for this evolution to our new brand and the next chapter in our story,” Cable ONE President and CEO Julie Laulis said. “Over the past several years we have evolved and our new brand will better convey who we are and what we stand for – a company committed to providing our communities with connectivity that enriches their world. While we are introducing a new brand, our corporate name will remain Cable One, Inc.”

According to Laulis this change reflects the company’s transformation from its origins as a traditional cable company to a full-service provider that seamlessly connects customers to the things they care about, including family, work, entertainment and community. The name Sparklight illustrates the speed and connectivity the company is known for, while at the same time symbolizing its new brand promise – connecting people to what matters.

“This is not simply about rebranding our products under a new name and a new look,” Laulis said. “We are changing the way we do business so that our customers feel like every interaction with us is effortless, our communities know we are here for the long term and the towns and cities we serve are proud to call us a neighbor.”

As part of the rebrand, in 2019 the company will be streamlining its residential internet service plans and pricing, offering even faster speeds, added value and the ability to include unlimited data on any plan. Sparklight will also strengthen its commitment to the communities it serves through educational programs, corporate giving and donations of time and resources. Additionally, the company will continue its focus on making the lives of its customers easier by providing value-added services, such as expanding customer self-service options through improved residential and business portals and creating a more personalized experience in updated and refreshed local offices.

“As consumer data consumption continues to increase, multi-device households become the norm, and businesses expect a broad suite of services, Sparklight will continue to evolve with our customers by offering innovative options to fit their needs, while providing helpful, proactive and personal local service,” Laulis said.

###

About Cable ONE

Cable ONE (NYSE: CABO) is among the 10 largest cable companies in the United States and a leading broadband communications provider. Serving residential and business customers in 21 states, Cable ONE provides consumers with a wide array of communications and entertainment services, including high-speed internet and advanced Wi-Fi solutions, cable television and phone service. Cable ONE Business provides scalable and cost-effective products for businesses ranging in size from small to mid-market, in addition to enterprise, wholesale and carrier customers.

CONTACTS:
Trish Niemann
Corporate Communications Director
602.364.6372
patricia.niemann@cableone.biz

Steven Cochran

CFO

investor_relations@cableone.biz

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the cable industry and our business, financial results and financial condition. Forward-looking statements often include words such as “will,” “should,” “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and, among others, the following factors:

●	the effect and timing of the rebranding;
●	uncertainties as to the timing of the acquisition of Clearwave Communications (“Clearwave”) and the risk that the transaction may not be completed in a timely manner or at all;
●

the possibility that any or all of the various conditions to the consummation of the acquisition of Clearwave may not be satisfied or waived, including failure to receive any required regulatory approvals (or any conditions, limitations or restrictions placed in connection with such approvals);

●

the effect of the announcement or pendency of the transaction on our and Clearwave’s ability to retain and hire key personnel and to maintain relationships with customers, suppliers and other business partners;

●	risks related to diverting management’s attention from our ongoing business operations;
●	uncertainties as to our ability and the amount of time necessary to realize the expected synergies and other benefits of the NewWave Communications (“NewWave”) and Clearwave transactions;
●	our ability to integrate NewWave’s and Clearwave’s operations into our own;

●	rising levels of competition from historical and new entrants in our markets;
●	recent and future changes in technology;
●	our ability to continue to grow our business services products;
●	increases in programming costs and retransmission fees;
●	our ability to obtain hardware, software and operational support from vendors;
●	the effects of any new significant acquisitions by us;
●	adverse economic conditions;
●	the integrity and security of our network and information systems;
●	the impact of possible security breaches and other disruptions, including cyber-attacks;
●	our failure to obtain necessary intellectual and proprietary rights to operate our business and the risk of intellectual property claims and litigation against us;
●	our ability to retain key employees;
●	changing and additional regulation of our data, video and voice services, including legislative and regulatory efforts to impose new legal requirements on our data services;
●	our ability to renew cable system franchises;
●	increases in pole attachment costs;
●	changes in local government franchising authority and broadcast carriage regulations;
●	the potential adverse effect of our indebtedness on our business, financial condition or results of operations and cash flows;
●	the possibility that interest rates will rise, causing our obligations to service our variable rate indebtedness to increase significantly;
●	our ability to incur future indebtedness;
●	fluctuations in our stock price;
●	our ability to continue to pay dividends;
●	dilution from equity awards and potential stock issuances in connection with acquisitions;
●	provisions in our charter, by-laws and Delaware law that could discourage takeovers;
●	changes in our estimates of the impact of the 2017 Federal tax reform legislation;
●	changes in generally accepted accounting principles in the United States or other applicable accounting policies;
●	the outcome of our efforts to complete the remediation of the material weakness in our internal control over financial reporting related to the NewWave billing system by the end of 2018; and
●

the other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including but not limited to our latest Annual Report on Form 10-K as filed with the SEC.

Any forward-looking statements made by us in this communication speak only as of the date on which they are made. We are under no obligation, and expressly disclaim any obligation, except as required by law, to update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.